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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and all references to our Firm included in or made a part of Photoelectron Corporation's Registration Statement on Form S-1.



                                /s/ Arthur Andersen LLP
                                -----------------------------
                                Arthur Andersen LLP

Boston, Massachusetts
October 17, 1996